HORIZON ACTIVE ASSET ALLOCATION FUND

a series of the AdvisorOne Funds

Class N Shares: AAANX

Supplement dated March 15, 2012

to the Prospectus dated January 25, 2012

Change in Investment Objective

Effective 60 days from the date of this Supplement, the investment objective of the Fund will change from "total return" to "capital appreciation".

References in the Prospectus to "total return" should be disregarded.

Additionally, the following sentence has been added under the first paragraph to the section on page 1 of the Fund's prospectus entitled "Principal Investment Strategies" and on page 4 under the sub-section entitled "Allocation of Fund Assets Among Market Segments”:

Under normal market conditions, the Fund invests a majority of its assets in ETFs that invest primarily in equity securities.

This Supplement, and the Prospectus and Statement of Additional Information both dated January 25, 2012, provide relevant information for all shareholders and should be retained for future reference.  Both the Prospectus and the Statement of Additional Information dated January 25, 2012 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-855-754-7932.